EXECUTION

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Purchaser

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of August 1, 2006

Adjustable-Rate Mortgage Loans

HarborView Mortgage Loan Trust 2006-8
Mortgage Loan Pass-Through Certificates, Series 2006-8

Table of Contents

i

THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of August 1, 2006 (the “Agreement”), is made and entered into between Greenwich Capital Financial Products, Inc. (the “Seller” or “GCFP”) and Greenwich Capital Acceptance, Inc. (“GCA” or the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”); and

WHEREAS, the Seller is a party to the servicing agreements identified on Schedule II hereto (each a “Servicing Agreement,” collectively, the “Servicing Agreements”) pursuant to which the Mortgage Loans are to be serviced by the servicers identified therein (each a “Servicer,” collectively, the “Servicers”):

WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, and assign the Seller’s rights under the Servicing Agreements and the Assignment Agreements to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, the Seller, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), Clayton Fixed Income Services Inc., as credit risk manager and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian, the Purchaser will convey the Mortgage Loans to the Trustee.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND SCHEDULES

Section 1.01. Definitions.

“Assignment Agreements”: Each of the assignment and recognition agreements or reconstituted servicing agreements identified on Schedule III hereto.

“Reserved Rights”: With respect to each Mortgage Loan, any rights identified in the related Assignment Agreement as being reserved by the Seller and not assigned to the Purchaser pursuant to such Assignment Agreement.

“Servicing Fee”: With respect to each Servicer and each Mortgage Loan serviced by such Servicer and for any calendar month, the fee payable to such Servicer determined pursuant to the related Servicing Agreement.

Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement or the Prospectus Supplement dated August 28, 2006 (the “Prospectus Supplement”), as applicable.

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01. Sale of Mortgage Loans; Assignment of the Servicing Agreements. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off Date) (other than (a) the Servicing Rights with respect to the SRO Mortgage Loans (each as defined in the Pooling and Servicing Agreement) and (b) any Reserved Rights with respect to the Mortgage Loans); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans and (iv) all proceeds of any of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest (but none of its obligations) under the Servicing Agreements and the Assignment Agreements to the extent relating to the Mortgage Loans (other than (a) the Servicing Rights with respect to the SRO Mortgage Loans and (b) the Reserved Rights with respect to the Mortgage Loans). The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Servicing Agreements and the Assignment Agreements as if the Purchaser had been a party to such agreement.

Section 2.02. Obligations of the Seller Upon Sale and Assignment. In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee (or a custodian as its designated agent), as assignee of the Purchaser, on or before the Closing Date, the documents described in Section 2.01 of the Pooling and Servicing Agreement including, but not limited to, the Servicing Agreements.

The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements and the Assignment Agreements, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

Section 2.03. Payment of Purchase Price for the Mortgage Loans.  In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $1,220,907,091.04 (which amount includes accrued interest) (the “Purchase Price”). The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the Prospectus Supplement and the Private Placement Memorandum relating to the Certificates, fees and expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the Certificates, accountant’s fees and expenses and other out-of-pocket costs, if any.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. With respect to the mortgage loans set forth on Schedule IV hereto (the “GCFP Loans”), the Seller hereby makes the representations and warranties set forth in Schedule V hereto to the Purchaser, the Issuing Entity and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

Section 3.02. Seller’s Representations and Warranties. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

(i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

(ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

(iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

(iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

(vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

(x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

Section 3.03. Remedies for Breach of Representations and Warranties.  It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement. Upon discovery by either the Seller or the Purchaser of a breach of any of the representations and warranties set forth in Sections 3.01 or 3.02 that adversely and materially affects the value of the related Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other party. Within 90 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or (c) within the two-year period following the Closing Date, as applicable, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan, each as set forth in Section 2.03 of the Pooling and Servicing Agreement.

ARTICLE IV

SELLER’S COVENANTS

Section 4.01. Covenants of the Seller.  The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE V

[Reserved]

ARTICLE VI

TERMINATION

Section 6.01. Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01. Amendment.  This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

Section 7.02. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.03. Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal Department

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal Department

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 7.04. Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 7.05. Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 7.06. Further Agreements.  The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

Section 7.07. Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 7.08. Successors and Assigns: Assignment of Purchase Agreement.  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans and the rights of the Seller under the Servicing Agreements and the Assignment Agreements for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 7.09. Survival.  The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Purchaser

By: /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

as Seller

By: /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

SCHEDULE I

MORTGAGE LOAN SCHEDULE

I-1

SCHEDULE II

LIST OF SERVICING AGREEMENTS

1. Master Flow Sale and Servicing Agreement, dated and effective as of April 1, 2004 (Adjustable Rate Conventional Mortgage Loans, Group No. 2004-NC1), as amended by Amendment Number One, dated as of September 29, 2005, and as amended by Amendment Number Two, dated as of September 29, 2005, by and among GCFP and GMAC Mortgage Corporation (“GMACM”), as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among GCFP and GMACM, as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

2. Amended and Restated Master Interim Servicing Agreement between the Servicing Rights Owner and the Servicer, dated as of January 1, 2006, by and between GCFP and GMACM, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of August 1, 2006, between GCFP and GMACM, as servicer and acknowledged by the Master Servicer, the Securities Administrator and the Trustee.

3. Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, by and between GCFP and IndyMac Bank, F.S.B. (“IndyMac”), as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among GCFP, GCA, IndyMac, as servicer and acknowledged by the Master Servicer, the Securities Administrator and the Trustee.

4. Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of January 1, 2004, by and between GCFP and Paul Financial, LLC (“Paul Financial”) and the Master Mortgage Loan Purchase and Servicing Agreement dated as of February 1, 2006, by and between GCFP and Paul Financial, each reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of August 1, 2006, between GCFP and Paul Financial, as servicer and acknowledged by the Master Servicer, the Securities Administrator and the Trustee.

5. Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2004, among Washington Mutual Bank, FA (“WMB”), Washington Mutual Bank, Washington Mutual Bank fsb and GCFP and the Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006, among WMB, Washington Mutual Bank fsb and GCFP, as amended by Regulation AB Amendment to Mortgage Loan Purchase and Sale Agreement dated as of April 1, 2006, among WMB, Washington Mutual Bank fsb and GCFP, each reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of August 1, 2006, between GCFP and WMB, as servicer and acknowledged by the Master Servicer, the Securities Administrator and the Trustee.

II-1

SCHEDULE III

LIST OF ASSIGNMENT AGREEMENTS

1. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and BankUnited, FSB.

2. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc., Home Savings Mortgage and Belvedere Trust Finance Corporation.

3. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and ComUnity Lending, Inc.

4. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and E-Loan, Inc.

5. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and First Federal Bank of California.

6. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Gateway Funding Diversified Mortgage Services, LP.

7. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Homefield Financial, Inc.

8. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Just Mortgage, Inc.

9. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Loan Center of California, Inc.

10. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Loan Link Financial Services.

11. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Luxury Mortgage Corp.

III-1

12. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Metrocities Mortgage LLC.

13. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and MortgageIT, Inc.

14. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and NetBank.

15. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Paul Financial, LLC.

16. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Plaza Home Mortgage, Inc.

17. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and PMC Bancorp.

18. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Residential Mortgage Capital.

19. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and NL Inc. dba Residential Pacific Mortgage.

20. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and SCME Mortgage Bankers, Inc.

21. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Secured Bankers Mortgage Company.

22. Assignment and Recognition Agreement, dated August 1, 2006, among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Sierra Pacific Mortgage Co., Inc.

III-2

SCHEDULE IV

GCFP LOANS

IV-1

SCHEDULE V

REPRESENTATIONS AND WARRANTIES

(a) The information with respect to such Mortgage Loan set forth on the related Mortgage Loan Schedule (other than the Purchase Price Percentage) is true and correct in all material respects, as of the dates indicated in the Mortgage Loan Schedule or, if no such date is indicated therein, as of the related Cut-Off Date.

(b) Immediately prior to the transfer of the Mortgage Loan to the purchaser pursuant to Section 2.1, the Seller was the sole owner and holder of such Mortgage Loan, free and clear of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and had full right and authority to sell and assign such Mortgage Loan pursuant to this Agreement.

(c) With respect to each Mortgage Loan (other than a Cooperative Loan), the Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property. The lien of the Mortgage is subject only to:

(i) the lien of current real property taxes and assessments not yet due and payable;

(ii) covenants, conditions, and restrictions, rights-of-way, easements, mineral right reservations and other matters of public record as of the date of recording of such Mortgage, such exceptions generally being (1) acceptable to mortgage lending institutions making mortgage loans of the quality of the Mortgage Loan in the area where the Mortgage Property is located or (2) specifically referred to in the mortgagee’s policy of title insurance; and

(iii) other matters that do not materially interfere with the benefits of the security intended to be provided by the Mortgage.

(d) Other than as indicated in the Mortgage File or the Mortgage Loan Schedule, the terms of the Mortgage and the Mortgage Note have not been waived, altered, or modified in any respect, except by a written instrument that has been recorded, if necessary, to protect the interest of the purchaser and that is a part of the Mortgage File and which has been approved by title insurer, if necessary; provided, however, that under certain circumstances where the modification, waiver or alteration is favorable to the Mortgagor, the terms of such Mortgage and the Mortgage Note may have been modified pursuant to a written instrument that may or may not have been executed by the related Mortgagor.

(e) No Mortgagor has been released, in whole or in part, except as indicated on the Mortgage Loan Schedule. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (unless specifically stated in the Mortgage Loan Schedule), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(f) All improvements upon the Mortgaged Property are insured against loss by fire and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies maintained by the Mortgagor or to a blanket insurance policy maintained by the applicable Seller or the Servicer. All insurance premiums, which previously became due and owing prior to or on the applicable Cut-Off Date in respect thereof have been paid. If the Mortgaged Property is in an area that, at the time of origination of the related Mortgage Loan, was identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards and such flood insurance is available, a flood insurance policy is in effect meeting the requirements of the current guidelines of the Federal Insurance Administration with an insurance carrier acceptable to the applicable Seller. All hazard insurance policies contain a standard mortgagee clause naming the related Seller, its successors and assigns, as mortgagee and all premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the servicer or the owner of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(g) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms in all material respects, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage.

(h) The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed as provided in Section 2.2(a). Any Assignment of Mortgage delivered to the purchaser pursuant to Section 2.2(a)(i)(C) is in recordable form except for the insertion of the name of the assignee and recording information and is acceptable for recording under the laws of the applicable jurisdiction.

(i) Each Mortgage Loan at the time of origination complied in all material respects with any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, predatory or abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to such Mortgage Loan.

(j) Such Mortgage Loan (unless it is a Cooperative Loan) is covered by either an ALTA mortgage title insurance policy acceptable to the Seller, with, in the case of an adjustable rate Mortgage Loan, an adjustable rate mortgage adjustment, or such other generally used and acceptable form of policy and applicable endorsements acceptable to prudent mortgage lending institutions making loans in the area where the Mortgaged Property is located. Each such policy affirmative insures ingress and egress and insures against encroachments by or upon the Mortgaged Property or any interest therein. Each such policy insures the applicable Seller, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage. Each Seller is the sole insured of such mortgagee title insurance policy, and such lender’s title insurance policy is in full force and effect. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the related Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy. For those Mortgage Loans that are not covered by mortgagee title policy, the Seller has obtained other evidence of mortgagor’s title acceptable to Seller.

(k) The Mortgage Loan is not subject to any right of rescission, setoff, counterclaim or defense, and no such claim has been asserted with respect to any Mortgage Loan except counterclaims or defenses asserted by the Mortgagor and disclosed to the purchaser in the applicable Assignment and Conveyance.

(1) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale and (ii) otherwise by judicial foreclosure. The Mortgage or Mortgage Note contains a provision that is, to the extent not prohibited by federal or state law, enforceable and that provides for the acceleration of the payment of the Unpaid Principal Balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(m) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or shall become payable by the purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(n) Such Mortgage Loan has been serviced (including collection practices) in all material respects in accordance with the proper, legal, prudent and customary servicing practices in the mortgage servicing industry.

(o) At origination, no Mortgage Loan is a “high cost” mortgage loan as defined under the Home Ownership and Equity Protection Act of 1994. No Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS Glossary which is now Version 5.7 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through May 6, 2003 is secured by property located in the State of Georgia.

(p) To the Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards.

(q) If such Mortgage Loan is a Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the related cooperative shares securing the related cooperative note, subject only to (x) the lien of the related cooperative for unpaid assessments representing the Mortgagor’s pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (y) other matters to which like collateral is commonly subject and which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a mortgage on the cooperative building.

(r) No fraud has taken place on the part of the Seller, the Mortgagor or to the Seller’s knowledge, any other person (other than any broker or appraiser) involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

(s) Except for any payment delinquency identified on the Mortgage Loan Schedule, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation, or event of acceleration, and the Seller has not waived any such default, breach, violation, or event of acceleration.

(t) At origination, there were no mechanics’ or similar liens or claims filed for work, labor or material (and no rights were outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which were liens prior to, or equal or coordinate with, the lien of the related Mortgage and were not insured against by the related mortgagee’s policy of title insurance at origination.

(u) The Mortgaged Property is free of material damage or waste and in good repair.

(v) There is no proceeding pending for the total or partial condemnation affecting any Mortgaged Property.

(w) If the Credit File contains an appraisal of the related Mortgaged Property, such appraisal was made in accordance with the applicable provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, to the extent such Act was in effect at the time the Mortgage Loan was originated.

(x) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in excess of $1,000, in connection therewith for which customary arrangements for repayment thereof have not been made.

(y) The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan that is not a Negative Amortization Loan or a Mortgage Loan that provides for the payment of interest only, the Monthly Payments are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate.

(z) The Loan-to-Value Ratio of such Mortgage Loan at the time of origination was not greater than 95%. If such Mortgage Loan had at the time of origination a Loan-to-Value Ratio in excess of 80%, unless otherwise specified in the related Commitment Letter, such Mortgage Loan was at such time subject to a Primary Mortgage Insurance Policy.

(aa) No Mortgaged Property is subject to any bankruptcy proceeding or foreclosure proceeding of which the Seller has notice.

(bb) To the Seller’s knowledge, at origination (x) the Mortgaged Property was lawfully occupied under applicable law and (y) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, were made or obtained from the appropriate authorities.

(cc) In accordance with applicable law, items in the Credit File may be originals, photocopies or stored electronically or on microfilm.

(dd) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(ee) The Mortgagor has not notified the related Seller and no Seller has knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(ff) The Seller is (or, any prior holder of the Mortgage Loan, during the period in which it held and disposed of such Mortgage Loan, was): (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association or national bank having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state.